UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 8, 2006

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)

      Nevada                     000-21430                 88-0296885
  (State or other              (Commission              (IRS Employer
  jurisdiction of               File Number)             Identification No.)
  incorporation)


  2901 Las Vegas Boulevard
  Las Vegas, Nevada                                                 89109
  (Address of principal executive offices)                        (Zip code)

       Registrant's telephone number, including area code (702) 794-9527

   -------------------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Section 1 - Material Agreement

Item 1.01 Entry into a Material Definitive Agreement.

     On September 8, 2006, Riviera Holdings Corporation (the "Company") and its wholly-owned subsidiary, Riviera Operating Corporation ("ROC"), entered into a new employment agreement (the "Employment Agreement") with Robert A. Vannucci, President and Chief Operating Officer of ROC. Effective as of September 1, 2006, the Employment Agreement supersedes our prior employment agreement with Mr. Vannucci. The Employment Agreement provides for an annual salary of $400,000, plus an annual award of up to $200,000 under our Incentive Compensation Program if predetermined financial targets at Riviera Las Vegas are achieved. The initial term of the Employment Agreement is September 1, 2006 through August 31, 2007, with automatic renewal for successive one-year terms. Mr. Vannucci or we may terminate the Employment Agreement at any time upon 30 days prior written notice, but if we terminate it without cause, then Mr. Vannucci will be entitled to one year's salary, a prorated award under our Incentive Compensation Program, two years of health insurance benefits and a one-year automobile allowance of $6,000, plus reimbursement of all reasonable automobile expenses (excluding lease or loan payments).

Item 1.02         Termination of a Material Definitive Agreement.

     Upon our and Mr. Vannucci's entry into the Employment Agreement on September 8, 2006, the prior employment agreement among the Company, ROC and Mr. Vannucci terminated (with a September 1, 2006 effective date for the termination). That prior agreement was substantially the same as the Employment Agreement in all material respects, except that under the prior agreement:
(1) Mr. Vannucci had the option of receiving up to $300,000 of his annual compensation (assuming he qualified for his full Incentive Compensation Program award) in the form of common stock under our Restricted Stock Plan in lieu of cash; and (2) other than for cause, neither we nor Mr. Vannucci could terminate the agreement except upon 120 days' notice of non-renewal prior to the end of the annual term.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Date: September 14, 2006     RIVIERA HOLDINGS CORPORATION

                                          By: /s/ Mark Lefever
                                          Mark Lefever
                                          Treasurer and Chief Financial Officer


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